UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): October 14, 2004



                           CIRCLE GROUP HOLDINGS, INC.
               (Exact name of Registrant as specified in Charter)





             Illinois                     000-27841            22-3768777
  (State or Other Jurisdiction           Commission        (I.R.S. Employer
of Incorporation or Organization)        File number     Identification Number)



                                1011 Campus Drive
                            Mundelein, Illinois 60060
                    (Address of Principal Executive Offices)


                                 (847) 549-6002
              (Registrant's telephone number, including area code)


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ITEM 9.01.  FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         EXHIBIT NO.       DESCRIPTION
         -----------       -----------
         99.1              Press Release issued by Circle Group Holdings, Inc.
                           on October 8, 2004

         99.2              Press Release issued by Circle Group Holdings, Inc.
                           on October 15, 2004


ITEM 8.01  OTHER EVENTS

On October 8, 2004, Circle Group Holdings, Inc. issued a press release reporting that it has been targeted in a coordinated business assassination campaign by bloggers and chat room posters. On October 15, 2004, Circle Group Holdings issued a press release reporting that Nestle Hand-held Foods Group is no longer using Z-Trim in the manufacture of its Lean Pockets brand sandwiches due to an inability to meet delivery requirements. Copies of these press releases are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Form 8-K and are incorporated herein by reference.

The information in this report shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:  October 15, 2004              CIRCLE GROUP HOLDINGS, INC.

                                     By:  /s/ Gregory J. Halpern
                                          ----------------------
                                          Gregory J. Halpern
                                          Chairman of the Board, President and
                                            Chief Executive Officer

                                TABLE OF EXHIBITS


EXHIBIT NO.           DESCRIPTION
-----------           -----------
Exhibit 99.1          Press Release issued by Circle Group Holdings, Inc. on
                      October 8, 2004

Exhibit 99.2 Press Release issued by Circle Group Holdings, Inc. on October 15, 2004